AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into this      day of December, 2004, by and between SIGNATURE QUALITY HOMES, INC., a Florida corporation (the “Signature Homes”), and ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “AIOP”) and is joined in its execution by MS. ANITA CRAGG, Individually and as Trustee (“Cragg”). Signature Homes, AIOP and Cragg are sometimes referred to herein, collectively, as the “Parties”.

W I T N E S S E T H :

WHEREAS, AIOP has or is entering into that certain Purchase and Sale Agreement (the “Coppola Contract”) with Gary Coppola (“Coppola”) to acquire certain land located in Brevard County, Florida, which is more particularly described on Exhibit A attached hereto and made a part hereof by reference and which, together with other matters referenced in the Coppola Contract, is referred to therein and in this Agreement as the “Property”; and

WHEREAS, Coppola has disclosed to AIOP that Signature Homes has certain rights in and to the Property by virtue of that certain Agreement dated February 6, 2004, between Signature Homes and Coppola, a copy of which is attached hereto as Exhibit B and made a part hereof by reference (the “Underlying Agreement”); and

WHEREAS, Cragg holds certain permits relating to the Property in her name which are more particularly described on Exhibit C attached hereto (the “Permits”); and

WHEREAS, Signature Homes intends to divest itself of any and all interests in and to the Property at such time as the closing under the Coppola Contract occurs; and

WHEREAS, Cragg intends to divest herself of any and all interest in and to the Permits at such time as the Closing under the Coppola Contract occurs;

WHEREAS, AIOP desires to effectuate the terms of this Agreement so that, at such time as it acquires title to the Property, all rights, title and interest of Signature Homes and Cragg shall be extinguished with respect to the Property and the Permits related thereto.

NOW, THEREFORE, for and in consideration of Ten and no/100ths Dollars ($10.00), and the mutual covenants and under takings herein contained, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

I. SALE AND PURCHASE

1.1 Agreement to Assign/Terminate and Convey. Signature Homes covenants and agrees that, at Closing, it will execute a full and absolute assignment to AIOP of all of Signature Homes’ right, title and interest in and to the Property arising out of or in any way connected with the Underlying Agreement or, alternatively, AIOP, in its sole and absolute discretion, may require a termination agreement from Signature Homes wherein Signature Homes will terminate and declare null and void any right, title or interest which Signature Homes may have in and to the Property arising out of or by virtue of the Underlying Agreement or in any other manner whatsoever. All documentation required by AIOP to accomplish the foregoing must be acceptable to both AIOP and the title insurance underwriter which will be insuring AIOP’s fee simple title to the Property so that the title insurance underwriter will issue a title insurance policy to AIOP which will make no exception for any right, title and/or interest of Signature Homes in and to the Property. In addition to the foregoing, Signature Homes covenants and agrees that, both prior to and subsequent to Closing, it will make available to AIOP any and all of its files relating to the Property in order to facilitate AIOP’s due diligence investigation of the Property prior to Closing and AIOP’s development of the Property subsequent to Closing and will assist AIOP both prior to and subsequent to Closing insofar as the transfer and re-issuance of the Permits in AIOP’s name is concerned. These covenants of good faith cooperation by Signature Homes shall survive the Closing.

Cragg covenants and agrees to use her best efforts to cause any and all Permits which are issued in her name to be assigned and transferred to AIOP so that, when Closing occurs and AIOP acquires title to the Property, all issuing agencies and authorities involved with the Permits will re-issue them in AIOP’s name so that AIOP may recognize the full use and enjoyment of the Permits. In this regard, Cragg covenants and agrees to execute any and all documents required by AIOP at Closing so as to divest herself of any interest in and to the Permits and to insure that the Permits are properly and expeditiously transferred from her name into the name of AIOP either at Closing or, if required by virtue of any agency or jurisdictional rules and regulations, subsequent to the Closing. Cragg agrees to cooperate diligently and in good faith with AIOP in this regard and to cause to be executed all documentation required by the issuing agencies/authorities in order to effectuate the provisions of this paragraph. Cragg’s obligation to cooperate in this manner and to execute all paperwork required to effectuate the intent of this provision shall survive the Closing in all respects.

1.2 Deposit Payment. As part of the consideration for this Agreement, AIOP has delivered the sum of Ten and No/100ths Dollars ($10.00) to Signature Homes (the “Deposit”). The Deposit shall serve as part of the consideration supporting this Agreement, and both Signature Homes and Cragg acknowledge that it is valid and sufficient consideration in all respects to support this Agreement.

1.3 Purchase Price. The additional consideration (the “Purchase Price”) to be paid by AIOP for the matters referenced in Section 1.1 above shall be One Million Five Hundred Thousand and No/100th Dollars ($1,500,000.00), shall be remitted directly to Signature Homes and shall be payable at Closing by wire-transfer of readily available federal funds. Cragg acknowledges that the payment of the Purchase Price by AIOP to Signature Homes confers a real and substantial benefit upon her and is fully supportive of her execution of this Agreement and her contractual obligation to perform the duties and responsibilities imposed upon her by this Agreement.

1.4 Closing Date. Subject to the terms and conditions of this Agreement, the consummation of the matters referenced in Section 1.1 shall take place at the location selected by AIOP and Coppola for the closing under the Coppola Contract. The Closing shall occur on January 6, 2005.

The closing of AIOP’s purchase of the Property is herein sometimes referred to as the “Closing”, and the date of the Closing is herein sometimes referred to as the “Closing Date”.

It is expressly understood and agreed that the Closing of this Agreement and the closing of the Coppola Contract must occur simultaneously. If, for any reason whatsoever, the Closing hereunder and the consummation of the Coppola Contract fail to occur simultaneously on terms and conditions satisfactory to AIOP, in the exercise of AIOP’s sole and absolute discretion, AIOP, in addition to any and all other rights and remedies available to it under this Agreement, shall have the right to terminate this Agreement and receive the refund of its Deposit.

It is furthermore agreed that in the event of a delay in the closing of the Coppola Contract for any reason, the Closing of this Agreement shall be extended at AIOP’s option for such period of time as may be required in order to allow AIOP sufficient time to cause the closing of the Coppola Contract and the Closing of this Agreement to occur simultaneously.

Anything in this Section 1.4 to the contrary notwithstanding, AIOP, at its sole option, may elect to close this transaction prior to the scheduled Closing Date, but not prior to January 1, 2005, provided that AIOP gives Signature Homes and Cragg at least ten (10) days notice of its election to do so and that under no circumstances will the Parties close the transaction contemplated by this Agreement unless AIOP and Coppola also close the Coppola Contract simultaneously herewith.

II. PROVISIONS WITH RESPECT TO CLOSING

2.1 Signature Homes’ Obligations at Closing. At Closing, Signature Homes shall do the following:

(a) Execute, acknowledge and deliver to AIOP all documents as may be required by the terms and provisions set forth in the first paragraph of Section 1.1 of this Agreement; and

(b) Execute and deliver to AIOP a closing statement setting forth the financial terms of the transaction contemplated by this Agreement (the “Closing Statement”); and

(c) Cause to be executed, acknowledged and delivered any and all other documents as may be required by the terms and provisions of this Agreement.

2.2 Cragg’s Obligations at Closing. At Closing, Cragg shall do the following:

(a) Execute, acknowledge and deliver to AIOP and to any and all requisite entities and for authorities having jurisdiction over the Permits all documents as may be required to effectuate the terms and provisions of the second paragraph of Section 1.1 of this Agreement; and

(b) Cause to be executed, acknowledged and delivered any and all other documents as may be required by the terms and provisions of this Agreement.

2.3 AIOP’s Obligations at Closing. Contemporaneously with the performance by Signature Homes and Cragg of their obligations set forth in Sections 2.1 and 2.2 above, AIOP shall:

(a) Deliver to Signature Homes the Purchase Price as set forth in Section 1.3;

(b) Execute and deliver to Signature Homes a duplicate original of the Closing Statement; and

(c) Execute and deliver all other documents as may be required by the terms and provisions of this Agreement.

2.4 Closing Costs.

(a) Signature Homes and Cragg shall pay their own attorneys’ fees and costs in connection with the Closing.

(b) AIOP shall pay the cost of document preparation as contemplated by Sections 2.1 and 2.2 above and its attorneys’ fees and costs in connection with the Closing.

III. COVENANTS, WARRANTIES AND REPRESENTATIONS

3.1 Signature Homes expressly covenants, warrants and represents to AIOP the following matters:

(a) Adverse Information. Signature Homes has received no notice of any change contemplated in any applicable laws, ordinances, or restrictions, or of any judicial or administrative action or of any action by adjacent landowners, which would prevent or adversely affect the Property.

(b) Compliance With Laws. Signature Homes has received no notice of any violation of any applicable laws, ordinances, regulations, statutes, rules and restrictions pertaining to and affecting the Property.

(c) Rights of Acquisition. To the knowledge and belief of Signature Homes, no other person, firm, corporation or other entity has any right or option to acquire the Property or any portion thereof.

(d) No Other Agreements. Except for the Underlying Agreement, Signature Homes has no other agreements, either oral or written, with respect to or in any way affecting the Property.

(e) Miscellaneous.

(i) There are no legal actions, suits or other legal or administrative proceedings presently existing against Signature Homes or its interest in and to the Property.

(ii) Signature Homes has full authority to execute this Agreement, to comply with its terms and to consummate the transaction contemplated herein. The execution by Signature Homes of this Agreement and the consummation by Signature Homes of the transaction contemplated hereby does not, and will not, constitute a violation of any trust agreement or any order, rule or regulation of any court or any federal, state or municipal regulatory body or administrative agency or any other governmental body having jurisdiction over either of them or any portion of the Property. No approval or consents by third parties or governmental authorities are required in order for Signature Homes to consummate the transactions contemplated hereby.

3.2 Cragg expressly covenants, warrants and represents to AIOP the following matters:

(a) Inclusive Permits. The Permits constitute all of the permits and approvals relating to the Property which have been issued, or in the case of Item 6 of Exhibit C will be issued, in Cragg’s name.

(b) Compliance with Laws. Except as otherwise noted to the contrary on Exhibit C, with respect to Items 5 and 6 thereon, Cragg has received no notice of any violation relating to the Permits nor of any threatened termination of the Permits, and all of the Permits are otherwise in good standing.

(c) Miscellaneous.

(i) There are no legal actions, suits or other legal or administrative proceedings presently existing against Cragg or her interest in and to the Property.

(ii) Cragg has full authority to execute this Agreement, to comply with its terms and to consummate the transaction contemplated herein. The execution by Cragg of this Agreement and the consummation by Cragg of the transaction contemplated hereby does not, and will not, constitute a violation of any trust agreement or any order, rule or regulation of any court or any federal, state or municipal regulatory body or administrative agency or any other governmental body having jurisdiction over either of them or any portion of the Property. No approval or consents by any third parties or trust beneficiaries are required in order for Cragg to consummate the transactions contemplated hereby.

(iii) In the event AIOP and/or any other governmental agency having jurisdiction with respect to the Permits requests a copy of the “trust” pursuant to which Cragg may have acquired the Permits, Cragg shall promptly provide a full, complete and certified copy of all relevant trust documentation.

3.3 No Other Representations. No representation or inducement, whether oral or written, made prior hereto which is not included in this Agreement shall have any force or effect.

3.4 Survival of Representations and Warranties. As a condition precedent to AIOP’s obligation to purchase the Property, the covenants, representations and warranties set forth in this Article IV and elsewhere in this Agreement must be true and correct at the time of Closing, and, unless AIOP shall have otherwise been expressly notified in writing to the contrary, all representations, covenants and warranties contained herein shall be deemed to have been affirmed in their entirety as of the time of Closing. The covenants, representations and warranties set forth in this Article IV and elsewhere in this Agreement shall survive the Closing

IV. PROVISIONS WITH RESPECT TO DEFAULT

4.1 Default by Signature Homes/Cragg. In the event of a default by Signature Homes and/or Cragg hereunder or in the event Signature Homes or Cragg fail to fulfill their respective obligations hereunder, AIOP shall have all rights and remedies, at law or in equity, afforded to it pursuant to the laws of the State of Florida including, without limitation, the right to seek the specific performance of this Agreement.

It is expressly acknowledged that AIOP, in its sole and absolute discretion, may elect to waive any and all defaults hereunder and proceed to Closing.

4.2 Default by AIOP. In the event AIOP should fail to consummate the transaction contemplated herein for any reason, Signature Homes and Cragg, as their sole and exclusive remedy, shall retain the Deposit, such sum being agreed upon as liquidated damages for the failure of AIOP to perform the duties, liabilities and obligations imposed upon it by the terms and provisions of this Agreement and because of the difficulty, inconvenience and uncertainty of ascertaining actual damages, and no other damages, rights or remedies shall in any case be collectible, enforceable or available to Signature Homes and Cragg other than as provided in this Section. Signature Homes and Cragg agrees to accept and take the Deposit as their total damages and relief hereunder in such event. It is the express intent of this Section that there shall be no personal liability whatsoever on the part of AIOP under this Agreement.

4.3 Attorneys’ Fees and Costs. In the event of any litigation between the Parties arising out of this Agreement, the prevailing party shall be entitled to recover all reasonable costs incurred, including without limitation reasonable attorneys’ and paralegals’ fees and costs, whether such fees and costs are incurred at trial, on appeal or in any bankruptcy or post-judgment proceeding. The provisions of this Section shall survive the Closing or earlier termination of this Agreement.

V. BROKERAGE COMMISSIONS

5.1 Real Estate Brokers. The Parties warrant each to the other that they have not dealt with any real estate broker or salesperson with regards to this transaction. Signature Homes and Cragg agree to indemnify and hold AIOP harmless from any and all commissions claimed by any broker or third-party arising by virtue of this transaction whose commissions might legally arise from acts of Signature Homes and Cragg. AIOP agrees to hold Signature Homes and Cragg harmless from any and all commissions claimed by any broker or third-party arising by virtue of this transaction whose commissions might legally arise from acts of AIOP.

VI. OTHER CONTRACTUAL PROVISIONS

6.1 Notices. All notices which are required or permitted hereunder must be in writing and shall be deemed to have been given, delivered or made, as the case may be (notwithstanding lack of actual receipt by the addressee) (i) upon hand delivery, (ii) three (3) business days after having been deposited in the United States mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, (iii) one (1) business day after having been deposited with an expedited, overnight courier service (such as by way of example but not limitation, U.S. Express Mail, Federal Express or Airborne), or (iv) upon delivery of a facsimile transmission which is confirmed on the sender’s facsimile machine as having been sent to the recipient at the proper telecopy number, addressed to the party to whom notice is intended to be given at the address set forth below:

Signature Homes:	Signature Quality Homes, Inc.
3830 S. Highway AlA
Unit A-1
Melbourne Beach, Florida 32951
Attn: Anita Cragg, President
Telephone No. (321) 728-4311
Post Office Box For Mailing:
P. O. Box 51-0845
Melbourne Beach FL 32951

Cragg:	Anita Cragg, Trustee
195 Tramore Place
Melbourne Beach, Florida 32951
Telephone No. (321) 724-1174
Facsimile No. (321) 952-0431
Post Office Box For Mailing:
P. O. Box 51-0845
Melbourne Beach FL 32951

AIOP:	Asset Investors Operating Partnership L.P.
c/o American Land Lease, Inc.
29399 U.S. Highway 19 N., Suite 320
Clearwater, Florida 33761
Attn: Shannon E. Smith
Telephone No. (800) 826-6069
Facsimile No. (727) 725-4391

With a courtesy copy to:	Hill, Ward & Henderson, P.A.
Bank of America Plaza, Suite 3700
101 East Kennedy Boulevard
Tampa, Florida 33602
Attn: Thomas N. Henderson, III, Esq.
Telephone No. (813) 221-3900
Facsimile No. (813) 221-2900

The failure by any party to deliver a courtesy copy as referenced above shall not constitute a default under the terms of this Agreement nor shall it create a defect in any notice which is otherwise properly given. Furthermore, it is agreed that, if any party hereto is represented by legal counsel, such legal counsel is authorized to deliver written notice directly to the other party or its counsel on behalf of his or her client, and the same shall be deemed proper notice hereunder if delivered in the manner hereinabove specified.

Any party hereto may, at any time by giving ten (10) days written notice to the other party hereto, designate any other address in substitution of the foregoing address to which such notice shall be given and other parties to whom copies of all notices hereunder shall be sent.

6.2 Entire Agreement. This Agreement embodies and constitutes the entire understanding among the Parties with respect to the transaction contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

6.3 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Any litigation between the Parties shall be commenced in a court of competent jurisdiction in Brevard County, Florida, and all Parties waive venue outside such county.

6.4 Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

6.5 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their heirs, personal representatives, successors and assigns. Signature Homes and Cragg acknowledge that AIOP intends to assign all of its right, title and interest in and to this Agreement to Crystal Bay, L.L.C., a Delaware limited liability company.

6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

6.7 Interpretation. Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female gender and neuter and vice versa. The titles of paragraphs, sections and subsections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions herein.

6.8 Severability. In case any one or more of the provisions contained in the Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect or as applied to any circumstances, such invalidity, illegality or unenforceability shall not affect any other provision hereof or the effect thereof as otherwise applied, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

6.9 Time. Should any period of time specified herein end on a Saturday, Sunday or national banking holiday, the period of time shall automatically be extended to 5:00 P.M. of the next full business day. For purposes of this Agreement, a “business day” as used herein shall mean any day which is not a Saturday, Sunday or a national banking holiday recognized in Brevard County, Florida.

Whenever this Agreement makes reference to a time period which begins on or lasts for a time “from”, “following” or “after” a certain date, it is expressly understood and agreed that the words “from”, “following” and “after” do not imply or impute the word “including” so that no such time frames shall include such date.

6.10 No Waiver. Neither the failure of a party to exercise any power given such party hereunder or to insist upon strict compliance by any other party with its obligations hereunder, nor any custom or practice of the Parties at variance with the terms hereof shall constitute a waiver of the Parties’ right to demand exact compliance with the terms hereof.

6.11 United States Treasury Regulations - Foreign Corporations. Signature Homes and Cragg represent to AIOP that they are not a “foreign person,” as such term is defined in Section 1.897-1(k), United States Treasury Regulations, and that, accordingly, the transactions contemplated in this Agreement are not subject to the withholding requirements imposed by Section 1445 of the United States Internal Revenue Code of 1954, as amended (the “Code”). At the Closing, Signature Homes and Cragg agree to execute and deliver to AIOP such certifications as AIOP’s counsel and the title company insuring the Property may request in order to insure that the Parties have complied with the requirements of Section 1445 of the Code. In the event Signature Homes and Cragg otherwise fail to execute and deliver the requested certifications, or in the event Signature Homes and Cragg otherwise fail to establish that the transaction is not subject to the withholding requirements of said Section 1445, AIOP is hereby authorized to deduct and withhold a tax equal to ten percent (10%) of the amount realized by Signature Homes and/or Cragg or such lesser amount which may be established by agreement with the United States Internal Revenue Service (the “I.R.S.”) and to remit such tax directly to the I.R.S.

6.12 IRS Reporting Requirements. Signature Homes acknowledges and agrees that Section 6045(e) of the Internal Revenue Code of 1986 may require that notice of this transaction be provided to the Internal Revenue Service (herein “IRS”) by preparation of and filing with the IRS of IRS Form 1099-S; and further, Signature Homes agrees to furnish and provide any and all information that may be required in order to (a) comply with all instructions to the IRS Form 1099-S in the preparation thereof, and (b) prepare and timely file with the IRS said IRS Form 1099-S with respect to this transaction.

6.13 Adequate Consideration. Signature Homes and Cragg acknowledge that AIOP will expend material sums of money in reliance on Signature Homes and Cragg’s obligations under this Agreement. As a consequence of the foregoing, the Parties acknowledge and agree that adequate consideration exists to support this Agreement.

6.14 Construction of Terms. This Agreement shall not be construed more strictly against one party than against the other by virtue of the fact that initial drafts may have been prepared by legal counsel for one of the Parties, it being recognized that this Agreement and any related instruments are the product of extensive negotiations between the Parties and that the Parties have contributed substantially and materially to the final preparation of this Agreement.

6.15 Jury Trial Waiver. The Parties each knowingly, voluntarily and intentionally waive any right to which any of them may have to a trial by jury with respect to any litigation or legal proceeding based upon or arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement including, by way of example but not limitation, any course of conduct, course of dealings, verbal or written statements or acts or omissions of either party which in any way relate to this Agreement. Furthermore, the Parties agree that they will not seek to consolidate any such action in which a jury trial has been waived with any other action in which a jury trial cannot or has not been waived. The Parties have specifically discussed and negotiated for this waiver and understand the legal consequences of it.

6.16 Execution of Documents. Signature Homes and Cragg covenant and agree that they will, at any time and from time to time, do such acts and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such documents as may be reasonably requested by AIOP or that may be necessary to carry out fully and effectuate the transactions herein contemplated.

6.17 Survival. All agreements on the part of one party to indemnify the other party shall survive any such termination of this Agreement and shall be continuing obligations after such termination hereof. Furthermore, the provisions of all sections of this Agreement (including, but not limited to any and all representations and warranties set forth herein) that, from their sense and context are intended to survive the Closing or termination of this Agreement in order for them to be effectual and have the meaning intended by the parties, shall so survive and shall not be merged in to any document at Closing.

6.18 Approvals. Whenever this Agreement requires the approval or consent of AIOP or states that an act, item or matter must be to AIOP’s satisfaction or that it must be acceptable to AIOP, it is expressly understood that any such satisfaction, approval, consent or acceptance shall be in AIOP’s sole and absolute discretion and that it may be withheld by AIOP for any reason or for no reason.

6.19 Facsimile Copies. Copies of this Agreement and the signatures thereon shall have the same force and effect as if the same were original documents. Facsimile signatures are acceptable and shall be deemed to be original signatures.

(Execution Page Follows on the Next Succeeding Page)

IN WITNESS WHEREOF, the Parties have executed this Agreement.

SIGNATURE QUALITY HOMES, INC., a
Florida corporation

/s/ David V. Cragg		By:		/s/ Anita Cragg
Name:	DAVID V. CRAGG			Anita Cragg, President
(Print or Type)
(Corporate Seal)
/s/ Kelly M Rodano
Name:	KELLY M RODANO
	(Print or Type)			“SIGNATURE HOMES”

/s/ David V. Cragg		/s/ Anita Cragg. (Seal)
Name:	DAVID V. CRAGG	Anita Cragg, Individually and as Trustee
(Print or Type)

/s/ Kelly M Rodano
Name:	KELLY M RODANO
	(Print or Type)			“CRAGG”

ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
/s/ Robert G. Blatz		By:		AMERICAN LAND LEASE, INC,.
Name:	Robert G. Blatz			a Delaware corporation,
	(Print or Type Name)			its sole General Partner

			By:	/s/ Shannon E. Smith
Name:				Shannon E. Smith
	(Print or Type Name)			Chief Financial Officer and Secretary

(Corporate Seal)

“AIOP”

FIRST AMENDMENT TO AGREEMENT

THIS FIRST AMENDMENT TO AGREEMENT (the “First Amendment”) is made and entered into to be effective as of the 6th day of January, 2005, by and among SIGNATURE QUALITY HOMES, INC., a Florida corporation ( “Signature Homes”), ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“AIOP”) and ANITA CRAGG, Individually and as Trustee (“Cragg”). Signature Homes, AIOP and Cragg are sometimes referred to herein, collectively, as the “Parties”.

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Parties entered into that certain Agreement having an Effective Date of December 3, 2004 (hereinafter referred to as the “Agreement”), relative to certain Property located in Brevard County, Florida and Permits associated therewith, all as more particularly described therein; and

WHEREAS, the Parties desire to modify the terms and conditions of the Agreement in accordance with the terms of this First Amendment.

NOW, THEREFORE, in consideration of the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. The foregoing recitals are true and correct and are incorporated herein by reference.

2. All capitalized terms used herein shall have the same meaning ascribed thereto in the Agreement unless otherwise defined in this First Amendment.

3. The Closing Date referenced in the 2nd sentence of Section 1.4 of the Agreement is extended to and including January 18, 2005.

4. The Parties ratify and confirm all terms, conditions and provisions of the Agreement and agree that, except to the extent as specifically changed and modified by this First Amendment, the Agreement shall remain unchanged, unmodified and unaffected in each and every respect and in full force and effect.

5. This First Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and such counterparts together constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

6. Facsimile copies of this First Amendment and the signatures thereon shall have the same force and effect as if the same were original.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed effective as of the day and year first above written.

WITNESSES:		SIGNATURE QUALITY HOMES, INC., a
Florida corporation

/s/ David V. Cragg		By:		/s/ Anita Cragg
Name:	DAVID V. CRAGG	Name:		ANITA CRAGG
	(Print or Type)	Title:		PRESIDENT

/s/ Susan E. McClure				(Corporate Seal)
Name:	Susan E. McClure
	(Print or Type)			“SIGNATURE HOMES”

/s/ David V. Cragg		/s/ Anita Cragg (Seal)
Name:	DAVID V. CRAGG	Anita Cragg, Individually and as Trustee
(Print or Type)

/s/ Susan E. McClure
Name:	Susan E. McClure
(Print or Type)
“CRAGG”

ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

/s/ Merrilyn Lovelady		By:		AMERICAN LAND LEASE, INC.,
Name:	Merrilyn Lovelady			a Delaware corporation,
	(Print or Type Name)			its sole General Partner

/s/ Todd Sakow			By:	/s/ Shannon E. Smith
Name:	Todd Sakow			Shannon E. Smith
	(Print or Type Name)			Chief Financial Officer and Secretary

(Corporate Seal)

“AIOP”

2

SECOND AMENDMENT TO AGREEMENT

THIS SECOND AMENDMENT TO AGREEMENT (the “Second Amendment”) is made and entered into to be effective as of the 18th day of January, 2005, by and among SIGNATURE QUALITY HOMES, INC., a Florida corporation ( “Signature Homes”), ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“AIOP”) and ANITA CRAGG, Individually and as Trustee (“Cragg”). Signature Homes, AIOP and Cragg are sometimes referred to herein, collectively, as the “Parties”.

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Parties entered into that certain Agreement having an Effective Date of December     , 2004, as amended by First Amendment to Agreement dated January 6, 2005 (the “First Amendment”) (the aforesaid Agreement and the First Amendment being hereinafter referred to collectively as the “Agreement”), relative to certain Property located in Brevard County, Florida and Permits associated therewith, all as more particularly described therein; and

WHEREAS, the Parties desire to modify the terms and conditions of the Agreement in accordance with the terms of this Second Amendment.

NOW, THEREFORE, in consideration of the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. The foregoing recitals are true and correct and are incorporated herein by reference.

2. All capitalized terms used herein shall have the same meaning ascribed thereto in the Agreement unless otherwise defined in this Second Amendment.

3. The Closing Date referenced in the 2nd sentence of Section 1.4 of the Agreement is extended to and including February 4, 2005.

4. The Parties ratify and confirm all terms, conditions and provisions of the Agreement and agree that, except to the extent as specifically changed and modified by this Second Amendment, the Agreement shall remain unchanged, unmodified and unaffected in each and every respect and in full force and effect.

5. This Second Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and such counterparts together constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

6. Facsimile copies of this Second Amendment and the signatures thereon shall have the same force and effect as if the same were original.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed effective as of the day and year first above written.

WITNESSES:		SIGNATURE QUALITY HOMES, INC., a
Florida corporation

/s/ Joshua Baker		By:		/s/ Anita Cragg
Name:	Joshua Baker	Name:		ANITA CRAGG
	(Print or Type)	Title:		PRESIDENT

/s/ [ILLEGIBLE]				(Corporate Seal)
Name:	[ILLEGIBLE]
	(Print or Type)			“SIGNATURE HOMES”

/s/ Joshua Baker		/s/ Anita CRagg (Seal)
Name:	Joshua Baker	Anita Cragg, Individually and as Trustee
(Print or Type)

/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
	(Print or Type)			“CRAGG”

ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

/s/ Todd Sakow		By:		AMERICAN LAND LEASE, INC., a Delaware corporation, its sole General Partner
Name:	Todd Sakow
(Print or Type Name)
			By:	/s/ Shannon E. Smith
/s/ Merrilyn K. Lovelady				Shannon E. Smith
Name:	Merrilyn K. Lovelady			Chief Financial Officer and Secretary
(Print or Type Name)
(Corporate Seal)

“AIOP”

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